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                                                                   Exhibit 10.36

                                   AMENDMENT
                                       TO
                             ARGO-TECH CORPORATION
                                TRUST AGREEMENT

     This Amendment ("Amendment") to the Argo-Tech Corporation Trust Agreement ("Rabbi Trust") is entered into on this 22 day of November, 2002 by and between Argo-Tech Corporation (HBP) (fka Argo-Tech Corporation; the "Corporation") and Michael S. Lipscomb ("Beneficiary").

     Whereas the Beneficiary and the Corporation entered into a certain Stay Pay Agreement ("Stay Pay Agreement") on February 13, 1989; and

     Whereas, the Corporation executed the Rabbi Trust on October 28, 1994, which trust was intended to secure amounts due under the Stay Pay Agreement; and

     Whereas, the Beneficiary wishes to cause the Rabbi Trust to make certain investments and is willing to bear the risk of the diminution in value of same.

     NOW, THEREFORE, for the promises contained herein the parties agree to the following:

     1. Pursuant to Section 12 of the Rabbi Trust, the parties wish to amend the Rabbi Trust.

     2.   The prohibition against investment by the Trustee, as set forth in
          Section 7(h) of the Rabbi Trust, in securities or obligations of the Corporation or its affiliates shall be eliminated.

     3. Notwithstanding any other provision in the Rabbi Trust, the Trustee is to invest substantially all of the trust funds in securities and/or obligations of the Corporation as set forth on Exhibit A, attached hereto and incorporated herein.

     4. The Board of Directors of the Corporation has approved the change in investment, pursuant to Section 12 of the Rabbi Trust.

     5. The Beneficiary, by signing below, indicates his consent to the change in investment, pursuant to Section 12 of the Rabbi Trust.

     6. Two officers of the Corporation have signed on behalf of the Corporation, pursuant to Section 12 of the Rabbi Trust.


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7.   The trustee of the Rabbi Trust has signed indicating its consent to the
     Amendment, pursuant to Section 12 of the Rabbi trust.

8. The parties all acknowledge that there are sufficient funds currently within the Rabbi Trust to pay any and all amounts due under the Rabbi Trust and Stay Pay Agreement. Notwithstanding any other provision in the Rabbi Trust and Stay Pay Agreement (including but not limited to Section 3d of the Rabbi Trust), the Beneficiary shall bear the entire risk of the diminution in value of the investments listed on Exhibit A. The Corporation shall not be obligated to pay any shortfall caused by the diminution in value of such investments, whether such obligation would otherwise be due under the Rabbi trust or the Stay Pay Agreement.

9. The trust funds in the Rabbi Trust shall remain in the investments listed on Exhibit A until such time as the parties may further amend the Rabbi Trust pursuant to Section 12 of said Rabbi Trust.

10. The parties recognize that National City Bank has succeeded KeyBank, N.A. as trustee of the Rabbi Trust.

11. Henceforth National City Bank shall be deemed a non-discretionary trustee with respect to the assets held in trust. National City Bank shall have no fiduciary responsibility with respect to investments directed by the Employer and/or the Beneficiary and shall be indemnified and held harmless from and against any and all claims, demands, losses, damages, actions and causes of action, including expenses, costs and reasonable attorneys fees which National City Bank may sustain in connection with any such directed investments.

12. Except as otherwise set forth herein the Rabbi Trust shall remain in full force and effect.


                                       CORPORATION:

                                               Argo-Tech Corporation (HBP)


                                           By: /s/ Frances S. St. Clair
                                               ------------------------
                                               Frances S. St. Clair
                                               Vice President and CFO

                                           By: /s/ Paul A. Sklad
                                               ------------------------
                                               Paul A. Sklad
                                               Controller

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                                           BENEFICIARY: /s/ Michael S. Lipscomb
                                                        ------------------------
                                                        Michael S. Lipscomb



                                           TRUSTEE: /s/ O. Bruce Anderson
                                                    --------------------------
                                                    O. Bruce Anderson
                                                    Vice President
                                                    National City Bank, N.A.
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EXHIBIT A


                              LIST OF INVESTMENTS


1.   Argo-Tech Corporation 8-5/8% Senior Subordinated Notes Due 2007

2.   Stock and Bond Mutual Funds

3.   Money Market Accounts